
j2 Global
Connect. Inform. Empower.

Needham & Company 17th Annual Growth Conference

(Based on Third Quarter 2014 Results)

January 15, 2015

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2014 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of January 15, 2015 and we undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per account
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Regulatory developments and taxes

All information in this presentation speaks as of January 15, 2015 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecom taxes
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from others with regard to price, service, content and functionality
- Enactment of burdensome telecom, Internet, advertising or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 3, 2014 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Legal Structure & Financing Overview

- **Legal reorganization effectuated in conjunction with June 2014 convertible note offering**
- **Aligns j2 legal and management structures**



j2 Global, Inc.
(Hold Co)
Issuer: New $402.5mm Senior Unsecured Convertible Notes due 2029
Borrower: $40mm Revolving Credit Facility
Borrower: Existing $250mm 8.00% Senior Unsecured Notes due 2020
j2 Cloud Services, Inc.
(Business Cloud Services Sub)
Ziff Davis, LLC
(Digital Media Sub)
Advanced Messaging Technologies, Inc.
(IP Sub)

<u>Impact per quarter of convertible notes (Adjusted Non-GAAP):</u>

- **Interest expense ~$3.5M / tax effected $2.2M / EPS ~$.045**

Note: j2 intends to eventually separate its business cloud services unit from its digital media and IP licensing units. This separation, which is subject to certain conditions including potentially a stockholder vote, would result in the digital media sub and the IP licensing sub becoming direct subsidiaries of j2 Global, Inc.

Demonstrated Track Record of Successful Acquisitions

j2 Acquisition Strategy

- j2 evaluates potential acquisitions in four separate categories
  - Rollup Acquisition
  - Geographic Expansion
  - Services Expansion
  - IP Purchase
- j2 has hundreds of targets that it evaluates regularly (across all categories)
- Regular dialogue occurs with potential targets up to three years prior to acquisition
- Target ROI >20%
- Strong management team if target is in new jurisdiction or space
- Some level of distress
- Scalable with the ability to do future tuck-in M&A

Business Cloud Services Overview

Business Cloud Services Overview

Cloud

- **Direct Inward Dial (DID)**
  - **Fax**: eFax, myfax, metrofax, smartfax, fax.com
  - **Voice**: eVoice, eReceptionist, onebox, zintel
- **Non-DID-based**
  - **Backup**: KeepItSafe, livedrive
  - **Email & CRM**: FuseMail, campaigner
  - **Web Hosting**: Web24 – Australia's Cloud Experts

- Subscription-based model aimed at small businesses from individual/SoHo to enterprise)
- Diverse customer base with over 2.6 million customers
- Highly visible revenue with strong margins and cash flow
- Scalable business model built on organic growth and acquisition strategy

Business Cloud Financial Results

Non-GAAP Revenue [1]



($ in millions)
$255
$341
$362
$378
$415
2010A
2011A
2012A
2013A
LTM

Adj. EBITDA [1]



($ in millions)
$134
$178
$190
$191
$202
2010A
2011A
2012A
2013A
LTM

Adjusted EBITDA Margin

52%	52%	53%	51%	49%

(1) See slide 23 for EBITDA reconciliation.

Digital Media Overview

Digital Media Overview

Technology	Games & Entertainment
Ziff Davis Tech, PC PCMAG.COM, Tech Bargains, Geek, emedia, SPEEDTEST.NET, Toolbox.com, ExtremeTech	IGN
	Men's Lifestyle
	AskMen FOR THE BETTER MAN

- Established brands with strong consumer and advertiser trust
- Leading comScore positions in all three verticals with 95M monthly unique visitors (1)
- 100% organic traffic with strong search and social media positions
- Scalable business model built on multiple revenue streams

(1) comScore, October 2014

High-quality Content Mapped to Buying Experience



News Articles
Site Search
Buying Guides
DISCOVER
CHOOSE
Comparison Guides
Roundups
PRODUCTS
SERVICES
Reviews
Wikis
Deals
How-to Guides
USE
BUY
Click to Buy
Troubleshooting
Coupons

Digital Media Business Model


In Market Content
Audiences with Intent
Multiple Rents

- **Display & video advertising across O&O sites; extended network of sites; and exchanged-based inventory**
- **Performance marketing (CPC, CPA, CPL) revenue streams leveraging site traffic and customer databases**
- **Licensing of brands, logos, testing data and software**

Digital Media Financial Results


Non-GAAP Revenue (1)
($ in millions)
$11
$31
$49
$128
$157
2010A
2011A
2012A
2013A
LTM


Adj. EBITDA (1)
($ in millions)
$1
$7
$12
$30
$48
2010A
2011A
2012A
2013A
LTM

Adjusted EBITDA Margin

12.8%	21.5%	25.3%	23.0%	30.8%

(1) Ziff Davis was acquired in November 2012. 2010 Actual represents period from June 4, 2010 to December 31, 2010. 2011 & 2012 actual are full year figures including periods prior to acquisition. See slide 24 for EBITDA reconciliation.

2014 Year-To-Date Results

Q3 YTD 2014 Financial Achievements

<u>Total j2 Global</u>

- YTD revenue up +$66M, ~+18%, vs. YTD 2013
  - Set a quarterly revenue record of $153M in Q3 2014[(1)]
- Completed acquisitions in both Cloud & Media segments
  - Broadened cloud services into Denmark, Sweden, The Netherlands
  - Acquired Web Hosting company in AU, further expanding our suite of services

<u>Total Cloud</u>

- YTD revenue up +$38M, +13%, vs. YTD 2013[(1)]

<u>Digital Media</u>

- YTD revenue up ~$28M, +32%, vs. YTD 2013[(1)]
  - YTD EBITDA margin growth to 28% vs. 15% in YTD 2013

(1) For 2014, Adjusted Non-GAAP revenues adds back to Cloud Services revenues of approximate $1.7 million fair value adjustment to deferred revenues purchased in the Livedrive acquisition. For 2013, Adjusted Non-GAAP revenues excludes $12.6M IP revenue associated with past damages under a single $27 million license agreement and $2.2 million Digital Media revenues from certain acquisition and related exit costs.

Q3 YTD 2014 Results vs. Prior Year

Total Cloud by Unit	Cloud Services		IP Licensing [1]	
	Q3 YTD 2013	Q3 YTD 2014	Q3 YTD 2013	Q3 YTD 2014
Revenues [2]	$ 277,574	$ 314,658	$ 3,752	$ 4,289
Adj. Non-GAAP Gross Profit	226,121	253,378	3,752	4,289
Adj. Non-GAAP Operating Profit [3]	$ 130,701	$ 144,338	$ 3,621	$ 3,332
EBITDA [4]	$ 137,885	$ 150,263	$ 3,621	$ 3,332
% of Revenue	50%	48%	97%	78%

By Segment	Total Cloud		Media		j2 Global®	
	Q3 YTD 2013	Q3 YTD 2014	Q3 YTD 2013	Q3 YTD 2014	Q3 YTD 2013	Q3 YTD 2014
Revenues [2]	$ 281,325	$ 318,947	$ 86,662	$ 114,678	$ 367,988	$ 433,625
Adj. Non-GAAP Gross Profit	229,873	257,667	74,068	101,082	303,941	358,748
Adj. Non-GAAP Operating Profit [3]	$ 134,322	$ 147,670	$ 11,067	$ 28,644	$ 147,890	$ 176,314
EBITDA [4]	$ 141,506	$ 153,594	$ 13,361	$ 32,119	$ 154,867	$ 185,714
% of Revenue	50%	48%	15%	28%	42%	43%
Adjusted Net Income					$ 101,591	$ 116,833
EPS [5]:						
Adj. Non-GAAP					$ 2.17	$ 2.43
GAAP					$ 1.85	$ 1.93

(1) IP Licensing Adjusted Non-GAAP Gross Profit and Operating Profit, and EBITDA, includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs.
(2) Non-GAAP revenue and excludes certain intersegment revenues.
(3) Adjusted Non-GAAP Operating Profit includes $1.8M corporate costs; excludes $6.5M share-based compensation and associated payroll taxes, IRS consulting fee; certain acquisition-related integration costs, and the impact of fair value adjustment to deferred revenue purchased in the Livedrive® acquisition, and intersegment revenue and expenses.
(4) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 20 for reconciliation of EBITDA to Net Income.
(5) Adjusted Non-GAAP earnings per diluted share excludes items noted in item (3) above, in each case net of tax, totaling $0.52 and $0.33 for Q3 2014 and 2013, respectively. Adjusted Non-GAAP earnings per diluted share and margin amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 21 for a reconciliation to GAAP earnings per diluted share and margins.

Supplemental Information

Financial Metrics: Consolidated

	j2 Global® Consolidated						
	2013				2014		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
(in Thousands)							
Total GAAP Revenues	$113,617	$141,361	$127,788	$138,035	$134,124	$144,744	$153,018
Adjustments[1]	($44)	($13,920)	($814)	($8)	$541	$985	$213
Total Adjusted Non-GAAP Revenue	$113,573	$127,441	$126,974	$138,027	$134,665	$145,729	$153,231
Adjusted Non-GAAP Revenue By Segment							
Cloud Revenues	$90,739	$96,196	$94,390	$96,207	$101,371	$107,509	$110,068
Media Revenues	$22,834	$31,244	$32,584	$41,820	$33,294	$38,221	$43,163
Total Adjusted Non-GAAP Revenues	$113,573	$127,441	$126,974	$138,027	$134,665	$145,729	$153,231
Diluted EPS							
GAAP	$0.49	$0.77	$0.59	$0.44	$0.60	$0.73	$0.60
Adjusted Non-GAAP[2]	$0.67	$0.76	$0.74	$0.91	$0.76	$0.84	$0.83
(millions)							
Cash & Investment	$310.1	$352.9	$374.1	$345.9	$315.1	$708.5	$683.8
Free Cash Flow[3]	$38.4	$39.2	$22.3	$50.5	$38.4	$54.1	$39.1
EBITDA[4]	$48.2	$53.8	$52.8	$65.6	$57.3	$63.7	$64.7

(1) Fiscal 2013 elimination of certain digital media acquisition and integration related exit costs; and Q2 2013, elimination of $12.6M IP revenue associated with past damages under a single $27 million license agreement; Q1 – Q3 2014 adds back the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition

(2) See slide 22 for a definition of adjusted Non-GAAP diluted earnings per share (EPS) and a reconciliation to diluted GAAP EPS

(3) See slide 20 for a definition of free cash flow

(4) See slide 20 for a definition of EBITDA and reconciliation to Net Income

j2 Financial & Other Metrics Cloud Services & Media

Total Cloud

(in Thousands)

	2013				2014		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Adjusted Non-GAAP Revenue By Type							
Fixed Subscriber Revenues	$71,274	$74,556	$74,540	$76,088	$81,020	$86,492	$89,535
Variable Subscriber Revenues	$18,228	$19,196	$18,753	$18,454	$18,373	$19,633	$19,113
Subscriber Revenues	$89,503	$93,752	$93,293	$94,541	$99,393	$106,125	$108,648
Other Licenses Revenues	$1,236	$2,445	$1,097	$1,666	$1,978	$1,384	$1,419
Total Adjusted Non-GAAP Cloud Revenues	$90,739	$96,196	$94,390	$96,207	$101,371	$107,509	$110,068
Adjusted Non-GAAP Revenue - DID vs. Non-DID							
DID Based Revenues	$82,853	$86,327	$85,797	$85,750	$85,782	$87,685	$87,540
Non-DID Based Revenues	$7,886	$9,869	$8,593	$10,457	$15,589	$19,824	$22,527
Total Adjusted Non-GAAP Cloud Revenues	$90,739	$96,196	$94,390	$96,207	$101,371	$107,509	$110,068
Cloud Services Customers (1)	2,203	2,238	2,267	2,285	2,523	2,590	2,623
Average Monthly Revenue/Customers (2)	$13.75	$14.08	$13.81	$13.85	$13.78	$13.84	$13.90
Cancel Rate (3)	2.4%	2.2%	2.2%	2.1%	2.3%	2.0%	2.2%

Media

	2013				2014		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Web Traffic (4)							
Visits	377,114	558,337	600,796	634,388	594,143	607,369	601,599
Pageviews	1,249,069	1,896,862	2,001,629	2,197,112	2,021,455	1,963,360	1,888,234

(1) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(2) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter
(3) Cancel Rate is defined as cancels of Cloud Services Customers with greater than 4 months of continuous service (continuous service includes Cloud Services Customers administratively canceled and reactivated within the same calendar month). Calculated monthly and expressed here as an average over the three months of the quarter.
(4) Web Traffic figures based on Omniture and Google Analytics

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow (1)

	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14
Net cash provided by operating activities	$40.048	$68.973	$25.859	$58.444	$37.294	$54.512	$40.315
Less: Purchases of property and equipment	($1.933)	($4.056)	($5.126)	($7.511)	($2.936)	($1.087)	($3.124)
Less: Patent Settlement (2)	$0.000	($27.000)	$0.000	$0.000	$0.000	$0.000	$0.000
Add: Excess tax (deficiency) benefit from share-based compensation	$0.280	$1.301	$1.590	($0.476)	$4.082	$0.721	$1.925
Free cash flow	**$38.395**	**$39.218**	**$22.323**	**$50.457**	**$38.440**	**$54.146**	**$39.116**

EBITDA (3)

	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14
Net income	$22.771	$35.967	$27.627	$21.157	$28.765	$35.049	$28.759
Plus:							
Other expense (income), net	($0.161)	($0.042)	($0.396)	$12.071	($0.319)	($0.186)	$10.123
Interest expense (income), net	$4.877	$4.859	$4.972	$6.546	$4.948	$5.682	$0.251
Income tax expense	$5.500	$11.823	$7.105	$10.747	$8.191	$4.292	$7.345
Depreciation and amortization	$8.794	$9.454	$10.178	$11.311	$13.139	$15.317	$14.851
Patent Settlement (2)	$0.000	($12.572)	$0.000	$0.000	$0.000	$0.000	$0.000
Share-based compensation	$2.348	$2.335	$2.425	$2.529	$2.384	$1.963	$2.191
Certain acquisition-related integration costs	$4.094	$1.983	$0.938	$1.206	($0.501)	$1.615	$0.369
Additional indirect tax expense from prior years	$0.000	$0.000	$0.000	$0.000	$0.713	$0.000	$0.000
Fees associated with prior year tax audits	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000	$0.773
EBITDA	$48.223	$53.807	$52.849	$65.567	$57.320	$63.732	$64.662

(1) Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) Elimination of Q2 2013 IP revenue associated with past damages under a single $27 million license agreement

(3) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

Margin Contribution Adjusted Non-GAAP

In Millions	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14
	2013				2014		
Cloud - Services							
Revenues	$ 89.9	$ 93.9	$ 93.4	$ 94.6	$ 99.4	$ 106.3	$108.9
Gross Profit	$ 73.4	$ 76.1	$ 76.1	$ 76.9	$ 80.5	$ 86.1	$86.8
Gross Profit %	82%	81%	82%	81%	81%	81%	80%
EBITDA (1)	$ 44.2	$ 47.0	$ 46.4	$ 48.0	$ 47.0	$ 52.1	$51.2
EBITDA%	49%	50%	50%	51%	47%	49%	47%
Media							
Revenues	$ 22.8	$ 31.2	$ 32.6	$ 41.8	$ 33.3	$ 38.2	$43.2
Gross Profit	$ 19.3	$ 26.6	$ 28.2	$ 37.5	$ 29.4	$ 33.8	$37.9
Gross Profit %	85%	85%	87%	90%	88%	88%	88%
EBITDA (1)	$ 3.2	$ 4.7	$ 5.4	$ 16.1	$ 8.5	$ 10.9	$12.7
EBITDA%	14%	15%	17%	39%	26%	29%	29%
IP Licensing							
Revenues (2)	$ 0.9	$ 2.3	$1.0	$ 1.6	$ 1.9	$ 1.2	$1.2
Gross Profit (3)	$ 0.9	$ 2.3	$1.0	$ 1.6	$ 1.9	$ 1.2	$1.2
Gross Profit %	100%	100%	100%	100%	100%	100%	100%
EBITDA (1) (2) (3)	$ 0.8	$ 2.2	$1.0	$ 1.5	$ 1.8	$ 0.7	$0.8
EBITDA%	94%	94%	94%	90%	92%	62%	69%

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS, EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 20 for reconciliation of EBITDA to Net Income

(2) In Q2 2013, elimination of $12.6M IP revenue associated with past damages under a single $27 million license agreement

(3) IP Licensing Gross Profit and EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

YTD GAAP Reconciliation Adjusted Non-GAAP Earnings & EPS

($ in thousands)

NINE MONTHS ENDED SEPTEMBER 30, 2014	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) IRS Consulting Fee	(4) Amortization	(5) Additional Income Tax Benefit from Prior Years	Adjusted Non-GAAP
Revenues	$ 431,886	—	1,739	—	—	—	$ 433,625
Cost of revenues	76,991	(263)	(57)	—	(1,794)	—	74,877
Operating expenses:							
Sales and marketing	105,335	(1,360)	(100)	—	—	—	103,875
Research, development and engineering	22,451	(537)	(32)	—	—	—	21,882
General and administrative	94,209	(4,378)	445	(773)	(32,113)	(713)	56,677
Interest expense (income), net	20,753	—	(1,958)	—	—	—	18,795
Other expense (income), net	(254)	—	—	—	—	—	(254)
Income tax provision (7)	19,828	2,326	1,025	193	11,133	6,435	40,940
Net income attributable to j2 Global, Inc. common stockholders	$ 92,573	4,212	2,416	580	22,774	(6,722)	$ 116,833
Net income per share attributable to j2 Global, Inc. common stockholders*:							
Basic	$ 1.94	0.09	0.05	0.01	0.49	(0.12)	$ 2.45
Diluted	$ 1.93	0.09	0.05	0.01	0.49	(0.12)	$ 2.43

NINE MONTHS ENDED SEPTEMBER 30, 2013	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(4) Amortization	(6) Patent Settlement	Adjusted Non-GAAP
Revenues	$ 382,766	—	(2,206)	—	(12,572)	$ 367,988
Cost of revenues	64,715	(581)	(88)	—	—	64,046
Operating expenses:						
Sales and marketing	99,638	(1,315)	(4,432)	—	—	93,891
Research, development and engineering	19,134	(311)	(579)	—	—	18,244
General and administrative	74,377	(4,901)	(4,122)	(21,439)	—	43,915
Interest expense (income), net	14,708	—	—	—	—	14,708
Other expense (income), net	(599)	—	—	—	—	(599)
Income tax provision (7)	24,428	2,384	3,009	7,388	(4,614)	32,595
Net income attributable to j2 Global, Inc. common stockholders	$ 86,768	4,724	4,006	14,051	(7,958)	$ 101,591
Net income per share attributable to j2 Global, Inc. common stockholders*:						
Basic	$ 1.88	0.11	0.09	0.31	(0.18)	$ 2.20
Diluted	$ 1.85	0.10	0.09	0.31	(0.17)	$ 2.17

Adjusted Non-GAAP net income is GAAP net income with the following modifications:

1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of certain acquisition-related integration costs and in Q3 2014 addition to Cloud revenues of fair value adjustments to deferred revenue purchased in Livedrive® acquisition
3) IRS consulting fee
4) Elimination of amortization of acquired patents and intangible assets
5) Elimination of additional income tax and benefit from prior years
6) Elimination of income tax provision associated with share-based compensation and associated payroll tax expense, certain acquisition-related integration costs, fair value adjustments to deferred revenue, IRS consulting fee and amortization of acquired patents and intangible assets
7) Elimination of revenue associated with past damages under a single $27 million license agreement
8) Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP may not foot because each is calculated independently

Business Cloud - GAAP / Non-GAAP Revenue and EBITDA Reconciliation

($ in millions)	2010	2011	2012	2013	LTM 9/30/2014
GAAP Revenue	$255.4	$330.2	$361.7	$390.1	$413.4
Adjustment [1]	--	10.3	--	(12.6)	1.7
Non-GAAP Revenue	**$255.4**	**$340.5**	**$361.7**	**$377.5**	**$415.2**
GAAP Net Income (Loss)	$83.0	$114.8	$120.0	$115.6	$113.8
Income Taxes	27.6	22.4	32.1	33.0	19.7
Interest and Other Expense, Net	(6.7)	(1.2)	7.2	20.5	22.0
Depreciation and Amortization	14.5	19.8	21.0	24.8	34.8
EBITDA	**$118.4**	**$155.8**	**$180.3**	**$193.9**	**$190.2**
Adjustments					
SBC and Payroll Taxes Asssociated with SBC	11.1	9.2	9.2	9.6	9.3
Acquisition and Exit Costs	4.5	2.7	0.7	--	1.8
Patent Settlement	--	--	--	(12.6)	--
Change in Estimate of Deferred Revenue	--	10.3	--	--	--
Fees Associated with prior year tax audit	--	--	--	--	0.8
Additional Indirect Tax Expense from Prior Years	--	--	--	--	0.7
Adjusted EBITDA	**$134.0**	**$178.0**	**$190.2**	**$190.9**	**$202.8**
% Margin	*52%*	*52%*	*53%*	*51%*	*49%*

(1) In Q1 2011, the company changed its estimate regarding its remaining service obligations to annual eFax® subscribers. As a result of system upgrades, the company now bases the estimate on the actual service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash increase to deferred revenues of $10.3M with an equal offset to revenues. Q1 2014 adds back the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition.

Media - GAAP / Non-GAAP Revenue and EBITDA Reconciliation

($ in millions)	2010	2011	2012	2013	LTM 9/30/2014
GAAP Revenue	$11.0	$31.4	$48.5	$130.7	$156.8
Adjustment [(1)]	--	--	--	(2.2)	(0.0)
Non-GAAP Revenue	**$11.0**	**$31.4**	**$48.5**	**$128.5**	**$156.8**
GAAP Net Income (Loss) [(2)]	($0.9)	$2.3	$0.3	($5.9)	($0.0)
Income Taxes [(2)]	0.2	0.8	1.2	(0.1)	10.9
Interest and Other Expense, Net	--	--	--	12.2	17.1
Depreciation and Amortization	0.8	2.6	6.2	15.0	19.9
EBITDA	**$0.0**	**$5.7**	**$7.7**	**$21.2**	**$47.8**
Adjustments					
SBC and Payroll Taxes Associated with SBC	--	0.0	0.0	0.1	(0.2)
Acquisition and Exit Costs	1.4	1.0	--	8.2	0.8
Adjusted EBITDA	**$1.4**	**$6.7**	**$7.7**	**$29.5**	**$48.5**
% Margin	*13%*	*21%*	*16%*	*23%*	*31%*

(1) 2013 excludes revenues associated with activities of IGN Entertainment, Inc. exited during 2013 as part of integration into Digital Media business
(2) 2013 excludes the tax effect associated with inter-segment revenues and expenses
(3) Ziff Davis was acquired in November 2012. 2010 Actual represents period form June 4th 2010 to December 31, 2010. 2011 & 2012 actual are full year figures including periods prior to acquisition.


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